UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	000-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.000304635 per share	WTW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 6, 2023, the Human Capital and Compensation Committee (the “Committee”) of the Board of Directors of Willis Towers Watson Public Limited Company (the “Company”) modified the three-year performance targets of the outstanding performance-based restricted share unit (“PSU”) awards granted under its long-term incentive compensation program that was approved in February 2022, which changes were ratified by the Board. These targets were modified in consideration of the Company’s previously disclosed recast of its 2024 financial targets in light of the completion of the Company’s divestiture of its Russian subsidiaries. There were no other changes to the awards. Therefore, the 2022 PSU award payouts will be based on a sliding scale, with a 100% (target) payout if the recast 2024 financial targets for Adjusted Operating Margin, Adjusted Net Revenue and Adjusted Earnings Per Share are achieved (with payouts adjusted for greater or lesser performance). Additionally, the Committee determined, and the Board agreed, that because the financial performance measures used in the 2022 short-term incentive compensation (the “2022 STI”) program (i.e., Adjusted Net Revenue and Adjusted Operating Income), are calculated on an organic basis to exclude the impact of acquisitions and divestitures, it was appropriate for the targets and actual results under the 2022 STI program to reflect the Russian divestiture. Overall, these changes are intended to align the Company’s incentive compensation targets and payouts, as applicable, with how management views the Company’s financial performance following the completion of the divestiture of the Russian business, which was not anticipated when the targets were previously set.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2023	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Matthew Furman
	Name:	Matthew Furman
	Title:	General Counsel